AGREEMENT

This Agreement (this “Agreement”) dated as of October 17, 2011, is by and among Deborah Sue Ghourdjian Separate Property Trust ("DSGSPT"), Matthew Ghourdjian ("Ghourdjian"), Daniel F. Terry, Jr. ("Terry"), Roberti Jacobs Family Trust ("RJFT"), Acquired Sales Corp. ("AQSP"), Vincent J. Mesolella ("Mesolella"), and Minh Le ("Le"). DSGSPT, Ghourdjian, Terry, RJFT, AQSP, Mesolella and Le are herein referred to individually as a "Party" and collectively as the "Parties".

In consideration of the mutual agreements, representations, warranties and covenants of the Parties set forth herein, and for other valuable consideration the receipt of which is hereby acknowledged by the Parties, the Parties hereby agree as follows, intending to be legally bound hereby:

1.  Le loans to Cogility

(a) Le has loaned Cogility the principal amount of $318,000 pursuant to an Amended and Restated Promissory Note dated October 15, 2010 (the "Le Note Dated 10/15/2010"). Le has loaned Cogility the principal amount of $18,728 pursuant to a Promissory Note dated October 25, 2010 (the "Le Note Dated 10/25/2010"). As of October 16, 2011, the aggregate principal and accrued interest on the Le Note Dated 10/15/2010 and the Le Note Dated 10/25/2010 are $356,113.41.

(b) Le hereby represents, warrants and covenants to AQSP that Le is an "accredited investor" within the meaning of the U.S. securities laws, rules and regulations, with sufficient personal knowledge and experience in order to evaluate the risks of an investment in AQSP common stock, that Le has read and understood the Form 8-K filed by AQSP with the U.S. Securities and Exchange Commission on October 4, 2011, including the "Risk Factors" included therein, and that Le shall promptly complete any additional documentation requested by AQSP's securities attorney in order to properly document the transactions contemplated by this Agreement.

(c) Le hereby purchases from AQSP, and AQSP hereby sells to Le, an aggregate of 111,986 shares of unregistered common stock of AQSP at a purchase price of $3.18 per share, or an aggregate of $356,113.41. Le hereby assigns to AQSP the Le Note Dated 10/15/2010 and the Le Note Dated 10/25/2010 in full consideration of such $356,113.41 purchase price. Le shall promptly deliver to AQSP the originals of the Le Note Dated 10/15/2010 and the Le Note Dated 10/25/2010 for immediate cancellation.

2.  Terry loans to Cogility

(a) Terry has loaned Cogility the aggregate principal amount of $450,000 (the "Terry $450,000 Loans to Cogility").

(b) On the date of this Agreement, Terry shall loan Cogility an additional $75,000 (the "Terry $75,000 Loan to Cogility") by wire transferring that amount into Cogility's bank account, per the following instructions:

To: ABA #: For the account of: Account number:	Wells Fargo Bank Meadowlark Plaza Huntington Beach, CA 92649 (714) 625-4280 121000248 Cogility Software Corporation 8710201313

(c) Terry hereby represents, warrants and covenants to DSGSPT and AQSP that Terry is an "accredited investor" within the meaning of the U.S. securities laws, rules and regulations, with sufficient personal knowledge and experience in order to evaluate the risks of an investment in AQSP common stock, that Terry has read and understood the Form 8-K filed by AQSP with the U.S. Securities and Exchange Commission on October 4, 2011, including the "Risk Factors" included therein, and that Terry shall promptly complete any additional documentation requested by AQSP's securities attorney in order to properly document the transactions contemplated by this Agreement.

(d) DSGSPT hereby represents, warrants and covenants to AQSP that DSGSPT is an "accredited investor" within the meaning of the U.S. securities laws, rules and regulations, with sufficient personal knowledge and experience in order to evaluate the risks of an investment in AQSP common stock, that DSGSPT has read and understood the Form 8-K filed by AQSP with the U.S. Securities and Exchange Commission on October 4, 2011, including the "Risk Factors" included therein, and that DSGSPT shall promptly complete any additional documentation requested by AQSP's securities attorney in order to properly document the transactions contemplated by this Agreement.

(e) Terry hereby purchases from DSGSPT, and DSGSPT hereby sells to Terry, an aggregate of 597,000 shares of unregistered common stock of AQSP for an aggregate of $525,000. Terry hereby assigns to DSGSPT the Terry $450,000 Loans to Cogility and the Terry $75,000 Loan to Cogility, in full consideration of such $525,000 Purchase Price. Terry shall promptly deliver to DSGSPT the originals of any notes or other documentation evidencing the Terry $450,000 Loans to Cogility or the Terry $75,000 Loan to Cogility.

(f) AQSP hereby agrees to purchase from DSGSPT, and DSGSPT hereby agrees to sell to AQSP, the Terry $450,000 Loans to Cogility and the Terry $75,000 Loan to Cogility, in consideration of $262,500 in cash plus 82,548 shares of unregistered common stock of AQSP (a purchase price of $3.18 per share); provided, that such purchase and sale shall close only after AQSP is financially able to do so, in the reasonable discretion of its Chief Executive Officer, but in no event earlier than November 18, 2011. Upon such closure, DSGSPT shall promptly deliver to AQSP the originals of any notes or other documentation evidencing the Terry $450,000 Loans to Cogility and the Terry $75,000 Loan to Cogility that have been assigned by Terry to DSGSPT.

3. Purchases of shares of unregistered AQSP common stock

(a) Each of the purchasers listed below hereby represents, warrants and covenants to AQSP that such purchaser is an "accredited investor" within the meaning of the U.S. securities laws, rules and regulations, with sufficient personal knowledge and experience in order to evaluate the risks of an investment in AQSP common stock, that such purchaser has read and understood the Form 8-K filed by AQSP with the U.S. Securities and Exchange Commission on October 4, 2011, including the "Risk Factors" included therein, and that such purchaser shall promptly complete any additional documentation requested by AQSP's securities attorney in order to properly document the transactions contemplated by this Agreement.

(b) Each of the purchasers listed below hereby purchases from AQSP, and AQSP hereby sells to such purchaser, the respective number of shares of unregistered common stock of AQSP listed below beside such purchaser's name, at a purchase price of $3.18 per share. Each such purchaser's aggregate purchase price for such unregistered common stock of AQSP shall be paid for either (1) by assigning, cancelling and delivering to AQSP the principal of certain promissory note(s) owed to it or him, and/or (2) by wire transferring funds on the date hereof into the bank account of AQSP, per the following instructions:

To: ABA #: For the account of: Account number:	Lake Forest Bank & Lake Forest, IL 60045 (847) 234-2882 071925334 Acquired Sales Corp. 453803

Name of Purchaser	Price per Share	Number of Shares	Aggregate Purchase Price
RJFT	$3.18	15,724	$50,000
Mesolella	$3.18	7,862	$25,000

4. Miscellaneous.

(a)      No failure or delay by any Party in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right.

(b)      This Agreement may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by all of the Parties. Each waiver or consent under any provision hereof shall be effective only in the specific instances for the purpose for which given.

(c)      This Agreement shall be binding upon and inure to the benefit of Parties and their respective successors, assigns, heirs and legal representatives.

(d)      If at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

(e)       This Agreement constitutes and contains the entire agreement of the Parties as to the subject matter hereof and supersedes any and all prior agreements, negotiations, correspondence, understandings and communications among the parties, whether written or oral, respecting the subject matter hereof.

 (f)      This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada without reference to conflicts of law rules.

(g)       This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall be deemed to constitute one instrument. This Agreement may be validly executed and delivered by hand or via facsimile or electronic transmission.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the day and year first above written, intending to be legally bound hereby.

Deborah Sue Ghourdjian Separate Property Trust

/s/ Deborah Sue Ghourdjian
By___________________________
Deborah Sue Ghourdjian, Trustee

/s/ Matthew Ghourdjian
_____________________________
Matthew Ghourdjian

/s/ Daniel F. Terry, Jr.
_____________________________
Daniel F. Terry, Jr.

Roberti Jacobs Family Trust

/s/ Joan B. Roberti
By___________________________
Joan B. Roberti, Trustee

Acquired Sales Corp.

/s/ Gerard M. Jacobs
By___________________________
Gerard M. Jacobs, Chief Executive Officer

/s/ Vincent J. Mesolella
_____________________________
Vincent J. Mesolella

/s/ Minh Le
_____________________________
Minh Le